SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 10, 2002

CAPITAL ONE AUTO RECEIVABLES, LLC
on behalf of
CAPITAL ONE AUTO FINANCE TRUST 2002-B
(Exact name of registrant as specified in its charter)

Delaware	333-89452-01	31-175007

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2980 Fairview Park Drive, Falls Church, Virginia	22042

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):
(703) 875-1000

(Former name or former address, if changed since last report):
Not Applicable

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Item 5.	Other Events

The September 2002 Monthly Servicer Report to investors were distributed October 10, 2002.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there–unto duly authorized.

By:	Capital One Auto Receivables, LLC

By:	/s/ Jeffery Elswick Jeffery Elswick President

Date: October 10, 2002

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Capital One Auto Finance Trust
Automobile Receivable — Backed Notes, Series 2002-B

Class A1 1.76%	Asset-Backed Notes
Class A2A 2.06%	Asset-Backed Notes
Class A2B 1.97%	Asset-Backed Notes
Class A3A 2.71%	Asset-Backed Notes
Class A3B 2.07%	Asset-Backed Notes
Class A4A 3.32%	Asset-Backed Notes
Class A4B 2.15%	Asset-Backed Notes
Class B 8.09%	Asset-Backed Notes
Preliminary Servicer’s Certificate

Monthly Period Beginning:	9/16/2002	Purchases	Units	Cut-off Date	Closing Date	Original Pool Balance

Monthly Period Ending:	9/30/2002	Initial Purchase	69,647	09/10/2002	09/16/2002	1,200,877,893
Prev. Distribution/Close Date:		Sub Purchase #1				0
Distribution Date:	10/15/2002	Sub Purchase #2				0
Days of Interest for Period	29

Days in Collection Period	14	Total	69,647			1,200,877,893

Months Seasoned:	1

I	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance	{1}	1,200,877,893.02
{2}	Beginning of Subsequent Receivables	{2}	0.00

Monthly Principal Amounts

{3}	Regular Principal Received	{3}	8,210,054.84
{4}	Prepaid Principal Received	{4}	3,447,757.52
{5}	Defaulted Receivables Deposit Amount	{5}	0.00
{6}	Principal Portion of Repurchased Receivables	{6}	223,006.88
{7}	Cram Down Losses and Other Non-Cash Adjustments	{7}	118.96
{8}	Total Monthly Principal Amounts	{8}		11,880,938.20
{9}	End of period Aggregate Receivables Balance	{9}		1,188,996,954.82

{10}	Pool Factor ( {9} / Original Pool Balance)	{10}		0.9901

II	MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3	Class A-4	Class B	Total

{11}	Original Note Balance	{11}	204,000,000	307,000,000	295,000,000	294,000,000	54,030,000	1,154,030,000

{12}	Beginning of period Note Balance	{12}	204,000,000	307,000,000	295,000,000	294,000,000	54,030,000	1,154,030,000

{13}	Noteholders’ Principal Distributable Amount	{13}	11,417,582	0	0	0	0	11,417,582
{14}	Noteholders’ Accelerated Principal Amount	{14}	0	0	0	0	7,405,802	7,405,802
{15}	Optional Note Redemption Principal Amount	{15}	0	0	0	0	0	0

{16}	End of period Note Balance	{16}	192,582,418	307,000,000	295,000,000	294,000,000	46,624,198	1,135,206,616

{17}	Note Pool Factors ( {16} / {11})	{17}	0.9440	1.0000	1.0000	1.0000	0.8629	0.9837

III	RECONCILIATION OF PRE-FUNDING ACCOUNT:

{18}	Beginning of period Pre-Funding Account Balance	{18}		0.00
{19}	Purchase of Subsequent Receivables	{19}	0.00
{20}	Investment Earnings	{20}	0.00
{21}	Investment Earning Transfer to Collections Account	{21}	0.00
{22}	Payment of Mandatory Prepayment Amount	{22}	0.00
{23}	End of period Pre-Funding Account Balance	{23}		0.00
IV	RECONCILIATION OF COLLECTION ACCOUNT:

Available Funds:

{24}	Scheduled and Prepayment Principal Cash Received	{24}	11,657,812.36
{25}	Liquidation Proceeds Collected during Period	{25}	0.00
{26}	Receivables Repurchase Amounts	{26}	223,006.88
{27}	Interest and Fees Collected on Receivables	{27}	10,776,821.25
{28}	Recoveries on Previously Defaulted Receivables	{28}	0.00
{29}	Return of excess deposit-Prefunding Account	{29}	0.00
{30}	Advances from the Reserve Fund	{30}	0.00

Investment Earnings on Trust Accounts

{31}	Collection Account	{31}	7,410.52
{32}	Transfer from Reserve Fund	{32}	8,309.45
{33}	Transfer from Pre-Funding Account	{33}	0.00
{34}	Net SWAP Receipts	{34}	0.00
{35}	Optional Note Redemption Prepayment Amount	{35}	0.00

{36}	Total Available Funds	{36}		22,673,360.46

Distributions:

{37}	Trustees’ Fees	{37}	0.00
{38}	Servicing Fees	{38}	1,272,407.14
{39}	Net Swap Payments	{39}	210,522.09

Class A Noteholders’ Note Interest

		Beginning	Interest			Calculated
	Class	Note Balance	Rate	Days	Days Basis	Interest

{40}	A-1	204,000,000	1.76000%	29	Actual/360	289,226.67	{40}	289,226.67
{41}	A-2A	187,000,000	2.06000%	29	30/360	310,316.11	{41}	310,316.11
{42}	A-2B	120,000,000	1.97313%	29	Actual/360	190,735.90	{42}	190,735.90
{43}	A-3A	190,000,000	2.71000%	29	30/360	414,780.56	{43}	414,780.56
{44}	A-3B	105,000,000	2.07313%	29	Actual/360	175,352.25	{44}	175,352.25
{45}	A-4A	132,500,000	3.32000%	29	30/360	354,363.89	{45}	354,363.89
{46}	A-4B	161,500,000	2.15313%	29	Actual/360	280,116.23	{46}	280,116.23

{47}	Note Insurer Premium	{47}	0.00
{48}	Reimbursement Obligations due Note Insurer	{48}	0.00

Class B Noteholders’ Primary Note Interest

		Beginning	Interest			Calculated
	Class	Note Balance	Rate	Days	Days Basis	Interest

{49}	Class B	54,030,000	8.09000%	29	30/360	352,110.50	{49}	352,110.50

{50}	Class A Noteholders’ Principal Payment Amount	{50}	11,417,581.61
{51}	Accrued and Unpaid Premium and Reimbursement Obligations, due Note Insurer	{51}	0.00
{52}	Deposit to Reserve Account, to Required Level	{52}	45.31
{53}	Class A Noteholder’s Accelerated Principal Amount (if in an event of default under indenture or, under certain circumstances, an insurance agreement event of default)	{53}	0.00
{54}	Class B Noteholders’ Principal Payment Amount	{54}	0.00
{55}	Class B Noteholders’ Accelerated Principal Amount	{55}	7,405,802.20
{56}	Optional Note Redemption Amount	{56}	0.00
{57}	Other Amounts Due to the Trustees	{57}	0.00
{58}	Servicer Transition Expenses	{58}	0.00
{59}	Indenture Trustee Title Expenses	{59}	0.00
{60}	Class B Excess Interest	{60}	0.00
{61}	Distribution to the equity certificate holder	{61}	0.00
{62}	Total Distributions	{62}		22,673,360.46

V	RECONCILIATION OF RESERVE ACCOUNT:
{63}	Beginning of period Reserve Account balance	{63}	12,008,733.62

Deposits to Reserve Account

{64}	Investment Earnings	{64}	8,309.45

{65}	Deposits Related to Subsequent Receivables Purchases	{65}	0.00
{66}	Total Additions	{66}		8,309.45

Priority Withdrawals from Reserve Account

{67}	Transfer of Investment Earnings to Collection Account	{67}	(8,309.45)
{68}	Advances to Collection Account — Priority (1) through (7)	{68}	0.00
{69}	Total Priority Withdrawals	{69}		(8,309.45)
{70}	Reserve Account Subtotal	{70}		12,008,733.62
{71}	Reserve Account Requirement	{71}	12,008,778.93
{72}	Reserve Account Shortfall / Excess	{72}	(45.31)
{73}	Deposit to Reserve Fund, to Required Level	{73}		45.31
{74}	Reserve Account Primary Balance	{74}		12,008,778.93

Subordinate Withdrawals from Reserve Account

{75}	Advances to Collection Account — Priority 10, 11, 14, 18 (limited to excess amounts deposit)	{75}	0.00
{76}	Advances to Collection Account — Priority 13, 15, 16, 17	{76}	0.00
{77}	Return of Excess to Equity Certificate Holder	{77}	0.00
{78}	Total Subordinate Withdrawals	{78}		0.00
{79}	End of period Reserve Account Balance	{79}		12,008,778.93

VI	CALCULATION OF RESERVE ACCOUNT REQUIREMENT:

If Prior to Accelerated Reserve Fund Event:
Lesser of:

{80}	(1) Ending Aggregate Note Balance	{80}	1,135,215,917.19
—or—
{81}	(2) 1.0% of Aggregate Receivable Balance as of Initial Cut-off Date	{81}	12,008,778.93
{82}	Requirement	{82}		12,008,778.93

If Accelerated Reserve Fund Event:
Lesser of:

{83}	(1) Ending Aggregate Note Balance	{83}	1,135,215,917.19
—or—
	(2) Greater of:
{84}	(a) 3.0% of Original Receivable Balance	{84}	36,026,336.79
—or—
{85}	(b) 6.0% of Aggregate Outstanding Class A Note Principal Balance	{85}	65,314,945.10
{86}	Requirement	{86}		65,314,945.10

VII	CALCULATION OF PRINCIPAL PAYMENT AMOUNTS:
{87}	Principal Collections	{87}	11,880,938.20
{88}	End of Period Aggregate Receivables Balance	{88}	1,188,996,954.82
{89}	Class A Aggregate Outstanding Principal Balance (Start of Period)	{89}	1,100,000,000.00
Less:
{90}	Allocable to Class A Notes	{90}	11,417,581.61
{91}	Primary Class A Ending Balance	{91}	1,088,582,418.39
{92}	Class B Principal Payment Amount plus Class B Turbo Principal Amount	{92}		7,405,802.20

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Monthly Servicer’s Report as dated above.

OFFICERS’ CERTIFICATE

The undersigned hereby certifies that (i) he or she is an Authorized Officer of Capital One Auto Finance ( the “Servicer”), and (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to the Servicing Agreement ( the “Servicing Agreement”) dated as of September 16, 2002 by and among Capital One Auto Finance Inc, as Servicer, Wilmington Trust Company, as Owner Trustee and JPMorgan Chase Bank as Indenture Trustee

CAPITAL ONE AUTO FINANCE
Capital One Auto Finance, as Servicer

By:
Name:	Tom Feil
Title:	Director of Capital Markets
Date:	10/15/2002

2

Capital One Auto Finance Trust
 Automobile Receivable — Backed Notes, Series 2002-B

Class A1 1.76%	Asset-Backed Notes
Class A2A 2.06%	Asset-Backed Notes
Class A2B 1.97%	Asset-Backed Notes
Class A3A 2.71%	Asset-Backed Notes
Class A3B 2.07%	Asset-Backed Notes
Class A4A 3.32%	Asset-Backed Notes
Class A4B 2.15%	Asset-Backed Notes
Class B 8.09%	Asset-Backed Notes
Servicer’s Certificate

Monthly Period Beginning:	9/16/2002
Monthly Period Ending:	9/30/2002
Prev. Distribution/Close Date:
Distribution Date:	10/15/2002
Days of Interest for Period	29
Days in Collection Period:	14
Months Seasoned:	1

I	MONTHLY PERIOD NOTE BALANCE CALCULATION:

		Class A-1	Class A-2	Class A-3	Class A-4	Class B	Total

{1}	Original Note Balance	204,000,000	307,000,000	295,000,000	294,000,000	54,030,000	1,154,030,000

{2}	Beginning of period Note Balance	204,000,000	307,000,000	295,000,000	294,000,000	54,030,000	1,154,030,000
{3}	End of period Note Balance	192,582,418	307,000,000	295,000,000	294,000,000	46,624,198	1,135,206,616

{4}	Note Pool Factors ( {3} / {1})	0.944	1.0000	1.0000	1.0000	0.863	0.984

II	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
				Cumulative	Period
{5}	Beginning number of Receivables		{5}	69,647	69,647
{6}	Number of Subsequent Receivables Purchased		{6}	0	0
{7}	Number of Receivables Defaulted during period		{7}	0	0
{8}	Number of Receivables becoming Purchased Receivables during Period		{8}	14	14
{9}	Number of Receivables paid off during period		{9}	241	241
{10}	Ending number of Receivables		{10}	69,392	69,392

III	STATISTICAL DATA (CURRENT AND HISTORICAL)		Original	Prev. Month	Current
{11}	Weighted Average APR of the Receivables	{11}	14.99%	0.00%	15.00%
{12}	Weighted Average Remaining Term of the Receivables	{12}	63.16	0.00	63.16
{13}	Weighted Average Original Term of Receivables	{13}	63.32	0.00	63.32
{14}	Average Receivable Balance	{14}	17,242	0	17,133

IV	DELINQUENCY

Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage
{15}	31-60 days	{15}	862	14,696,429	1.22%
{16}	61-90 days	{16}	12	239,522	0.02%
{17}	91-120 days	{17}	0	0	0.00%
{18}	Receivables with Scheduled Payment delinquent more than 60 days at the end of period	{18}	12	239,522	0.02%

V	PERFORMANCE TESTS:

Delinquency Ratio:

{19}	Receivables with Scheduled Payment delinquent more than 60 days athe end of period ( line {18})	{19}	239,522
{20}	Beginning of period Principal Balance	{20}	1,200,877,893
{21}	Delinquency Ratio {16} + {17} divided by {20}	{21}		0.02%
{22}	Previous Monthly Period Delinquency Ratio	{22}		0.00%
{23}	Second previous Monthly Period Delinquency Ratio	{23}		0.00%
{24}	Average Delinquency Ratio ({21} + {22} +{23}) / 3	{24}		0.00%

Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio is less than or equal to 3% months1-12, 4%
months 13-24, 5% months 25-36 and 5.5% thereafter) Yes

Compliance with Insurance Agreement Event of Default? (Average Delinquency is less than or equal to 4% months 1-12, 5%
months 13-24, and 6% 25-36 and 6.5% thereafter) Yes

Cumulative Net Charge-off Rate:

{25}	Net Losses since the Initial Cut-off Date (Beginning of Period)	{25}		0
{26}	Receivables becoming Defaulted Receivables during period	{26}	0
{27}	Cram Down Losses and other non-cash Adjustments occurring during period	{27}	119
{28}	Liquidation Proceeds collected during period	{28}	0
{29}	Recoveries on Defaulted Recoverables during period	{29}	0
{30}	Net Losses during period {26} + {27} — {28} — {29}	{30}	119
{31}	Net Losses since Initial Cut-off Date (End of Period)	{31}		118.96
{32}	Cumulative Net Loss Ratio ({31}) / (Original Aggregate Principal Balance)	{32}		0.00%

Compliance with Accelerated Reserve Fund Trigger	Cumulative Net Loss Ratio is less than or equal to:	N/A	Yes
Compliance with Insurance Agreement Event of Default	Cumulative Net Loss Ratio is less than or equal to:	N/A	Yes

Extension Rate

{33}	Number of Receivables extended during current period	{33}	3
{34}	Beginning of Period Loans Outstanding	{34}	69,647
{35}	Extension Rate {33} divided by {34}	{35}		0.00%
{36}	Previous Monthly Extension Rate	{36}		0.00%
{37}	Second previous Monthly Extension Rate	{37}		0.00%
{38}	Average Extension Rate ({35} + {36} + {37}) / 3	{38}		0.00%

     Compliance (Extension Test Pass is an Average Extension Rate less than 4%) Yes

For payment to SWAP Counterparty: